SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15(d) OF THE
                        SECURITIES EXCHANGE ACT of 1934


                                October 23, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            ANGLOTAJIK MINERALS, INC.

                                FORMERLY KNOWN AS

                                  ICONET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                                                  86-0891931
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


13636 Ventura Blvd., #252
Sherman Oaks, California                                       91423
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


                                 (310) 801-8272
                -------------------------------------------------
                Registrants telephone number, including area code


                                  000 - 28481
                             ----------------------
                             Commission File Number:


                                  ICONET, INC.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                      -i-

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ITEM 9  -  REGULATION FD DISCLOSURE

                            ANGLOTAJIK MINERALS, INC.


                              FOR IMMEDIATE RELEASE


                  ANGLOTAJIK MINERALS FURTHER CORPORATE UPDATE


Oct 22, 2003 Sherman Oaks, California.- Anglotajik Minerals, Inc (OTCBB) AJKM. Further to our news release of October 22, 2003 the company announces it has completed it's reorganization and is now focusing on the future growth of the company.

In July 2003, the company's board adopted, and the shareholders approved, a plan of reorganization whereby the company's common stock was reverse split 143-for-1 and its trading symbol changed. During that period the company has settled multiple debts and other corporate obligations that had accrued over the last two to three years. The company has also increased it's number of authorized common shares to 300 Million.

Upon completion of the above the company initiated a forward split of 2 common shares for one common share. To support the company's new business direction a name and symbol change has been completed. The company believes that the new name Anglotajik Minerals Inc., and its trading symbol AJKM, better reflect the company's future business. The new CUSIP number is: 035129105.

As of today's date the company has approximately 19,000,000 shares issued and outstanding.

Anglotajik Minerals Inc., is a resource company, registered in the State of Nevada, focusing on the exploration and advancement of mineral assets in The Republic of Tajikistan.


                            ANGLOTAJIK MINERALS, INC
                             Telephone: 310-801-8272

This press release may contain forward-looking statements. Readers are cautioned that the forward- looking statements are inherently uncertain, including statements related to possible opportunities for strategic growth and other statements that are not statements of historical fact or that are based on management's estimates, assumptions, projections or beliefs. The forward-looking statements in this press release are subject to various risks, uncertainties and other factors that could cause Anglotajik Minerals actual results or achievements to differ materially from those expressed in or implied by forward looking statements. Forward-looking statements are based on the beliefs, opinions and expectations of Anglotajik Minerals management at the time they are made, and Anglotajik Minerals does not assume any obligation to update its forward-looking statements if those beliefs, opinions or expectations, or other circumstances, should change. Readers are cautioned not to place undue reliance on forward-looking statements.

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 23, 2003                     PERFECT HEALTH CARE CORP.



                                     By:/s/ MATTHEW MARKIN
                                     ----------------------------------
                                     Matthew Markin, President